SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event
 reported) April 26, 2002

National Real Estate Limited Partnership
Income Properties
(Exact name of registrant as specified in its charter)


Wisconsin
01-14453			39-1503893

(State or other Jurisdiction
(Commission File		(IRS Employer

           of Organization)
        Number)			Identification
 Number)


1155 Quail Court, Pewaukee, Wisconsin
53072-3703
(Address of principal executive offices)
	(Zip Code)


Registrant's telephone number, including
	(262) 695-1400
area code


Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

National Real Estate Limited Partnership Income
Properties (the Partnership) sold Phase I of a self storage locker facility known as Cave Creek
Lock-It-Lockers on April 26, 2002, to Ms. Cheryl
Enders for $319,904. Phases II and III, the only other phases of Cave Creek Lock-It-Lockers, owned by National Real Estate Limited Partnership Income
Properties II, were also sold on April 26, 2002, to Ms. Cheryl Enders for $1,760,096, for a combined property sale price of $2,080,000.

Cave Creek Lock-It-Lockers is located at 1201 E.
 Cinnabar, Phoenix, Arizona. Constructed in 1985,
 Cave Creek Lock-It-Lockers is a self storage facility, on approximately 1.7 acres, consisting of approximately 46,283 net rentable square feet.

No relationship exists between Ms. Cheryl Enders, the purchaser, and National Real Estate Limited
Partnership Income Properties, the seller, or any of its affiliates, any director or officer of the Partnership, or any associate of any such director or officer.


Item 7.  Financial Statements and Exhibits


Page

Unaudited Pro Forma Financial Information...
............................................
...........................4

Balance Sheets (9/30/01 Actual and 9/30/01 Pro
 Forma)......................................
....................5

Income Statements (12/31/00 Actual and 12/31/00
Pro Forma, 9/30/01 Actual and 9/30/01 Pro Forma)..6

Cash From Sale...............................
..............................................
..............................7

Exhibits.....................................
.............................................
...................................7

Signatures..................................
.............................................
...................................8

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements of the Partnership have been prepared to illustrate the effect of the sale of Cave Creek
 Lock-It-Lockers Phase I. The unaudited September
 30, 2001 pro forma Balance Sheet gives effect to the sale of Cave Creek Lock-It-Lockers Phase I as if it has occurred on January 1, 2001. The unaudited pro forma Statement of Operations for the year ended
December 31, 2000, gives effect to the sale of Cave
 Creek Lock-It-Lockers Phase I as if it had occurred on January 1, 2000. The unaudited pro forma Statement of Operations for the nine months ended September 30, 2001, gives effect to the sale of Cave Creek Lock-It-
Lockers Phase I as if it had occurred on January 1, 2001.

The pro forma combined financial statements are presented for illustrative purposes only, and are not necessarily indicative of the financial position results of operations of the Partnership that would have been reported had the sale of Cave Creek Lock-It-Lockers
 Phase I occurred on the dates indicated, nor do they represent a forecast of the financial position of the
Partnership at any future date, or the results of operations of the Partnership for any future period.



NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME
 PROPERTIES

(A Wisconsin Limited Partnership)
BALANCE SHEET
(Unaudited)


 Actual   September30,
           2001

      Pro forma September 30, 2001

ASSETS











Cash and cash equivalents

$277,264

$560,698

Escrow deposits and other assets

69,978

70,641


Investment properties, at cost





Land

568,848

475,486

Buildings and improvements

4,324,905

4,021,073









4,893,753

4,496,559







Less accumulated depreciation

2,245,527

2,098,276









2,648,226

2,398,283


















$2,995,468

$3,029,622







LIABILITIES AND PARTNERS= CAPITAL











Liabilities:





Accrued expenses and other liabilities
Tenant security deposits
$84,518
5,010

$95,221
5,010

Accrued interest payable to individual
general partner

101,608

101,608

Note payable to individual general partner

271,020

271,020

Deferred rent

34,145

31,760









496,301

504,619





Partners= Capital (Deficit):








General Partners




(165,159)
(164,384)


Limited Partners

                  (authorized C 10,000

Interests; issued C 9,034.01
                  Interests)
               Less cost of 29.86
 limited
partner interests


                  held in treasury

2,685,997


(21,671)

2,711,058


(21,671)









54






2,499,167

2,525,003

See notes to financial statements.

$2,995,468

$3,029,622




NATIONAL REAL ESTATE LIMITED PARTNERSHIP
 INCOME PROPERTIES
(A Wisconsin Limited Partnership)
Statement of Operations




(Unaudited)






Actual ended December 31,2000
Pro forma ended December 31,2000

Actual 9 months ended September 30, 2001

Pro forma 9 months ended September 30, 2001
INCOME







Operating income

$796,475

$743,028

$591,567

$551,980

Total income

796,475

743,028

591,567

551,980











OPERATING EXPENSES







Operating expenses

371,423

346,813

277,879

261,614

Administrative expenses

243,518

238,570


159,637

154,755
Depreciation
 143,815

133,599
107,747
99,868

Interest expense

36,532

36,532

25,958

25,958

Total expenses

795,288

755,514

571,221

542,195









Income  (Loss) from Operations

1,187

(12,486)

20,346

9,785

Other Income:







Interest income

28,994

28,844

10,888

10,811
Gain on sale


33,359

36,474

Net Income

$30,181

$49,717

$31,234

$57,070









Net Income attributable to
General Partners (3%)

$905

$1,492

$937

$1,712

Net Income attributable to
Limited Partners (97%)

$29,276

$48,225

$30,297

$55,358

              Per Limited Partnership
             Interests outstandingB9,004.15

$3.25

$5.36

$3.36

$6.15

See notes to financial statements.

Cash from Sale

Cash proceeds from the sale of Cave Creek
 Lock-It-Lockers Phase I will be distributed to the limited partners.


Exhibits

No exhibits accompany this filing.

Signature
Pursuant to the requirements of the Securities
 Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income Properties
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner